UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) May 5, 2005 (May 3, 2005)
                                                  ---------------------------

                               Global Signal Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


              Delaware                   001-32168              65-0652634
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(State or other jurisdiction of         (Commission            (IRS Employer
           incorporation)               File Number)        Identification No.)


 301 North Cattlemen Road, Suite 300, Sarasota, Florida               34232
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                (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code   (941) 364-8886
                                                   ----------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

         On May 3, 2005, Global Signal Inc. (the "Company") entered into an underwriting agreement with Morgan Stanley & Co. Incorporated and Banc of America Securities LLC as representatives of the several underwriters named therein (the "Underwriting Agreement"). The following summary of certain provisions of the Underwriting Agreement is qualified in its entirety by reference to the complete Underwriting Agreement filed as Exhibit 1.1 hereto and incorporated herein by reference.

         Pursuant to the Underwriting Agreement, the Company agreed to sell and the underwriters agreed to purchase for resale to the public, subject to the terms and conditions expressed therein, 5,750,000 shares of the Company's common stock, par value $0.01 per share, at a price per share of $30.70, less applicable underwriting discounts and commissions, plus an additional 575,000 shares issuable upon the exercise of a 30-day option granted by the Company to the underwriters to cover over-allotments, if any. The shares of common stock, both the 5,750,000 shares and the 575,000 shares under the over-allotment option, are expected to be issued on May 9, 2005, subject to the conditions stated in the Underwriting Agreement.

         The Company has agreed to indemnify the underwriters against various liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities. In addition, the Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing.

Section 8 -- Other Events

Item 8.01  Other Events

         On May 4, 2005, the Company issued a press release announcing the pricing of a public offering of 5,750,000 shares of its common stock pursuant to the Underwriting Agreement described in Item 1.01. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 -- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

1.1 Underwriting Agreement dated May 3, 2005 between Global Signal Inc. and Morgan Stanley & Co. Incorporated and Banc of America Securities LLC as representatives of the several underwriters named therein

99.1     Press Release dated May 4, 2005

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GLOBAL SIGNAL INC.
                                           (Registrant)


                                           /s/ Greerson G. McMullen
                                           ----------------------------------
                                           Greerson G. McMullen
                                           Executive Vice President, General
                                           Counsel and Secretary

Date: May 5, 2005

                                 EXHIBIT INDEX

Exhibit Number       Exhibit
--------------       -------

1.1                  Underwriting Agreement dated May 3, 2005 between
                     Global Signal Inc. and Morgan Stanley & Co. Incorporated and Banc of America Securities LLC as representatives of the several underwriters named therein

99.1                 Press Release dated May 4, 2005